UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2005

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

  Florida                            000-30486                  65-0738251
  -------                            ---------                  ----------
  (State or Other                    (Commission                (IRS Employer
  Jurisdiction of                    File Number)               Identification
  Incorporation)                                                Number)

  420 Lexington Avenue, New York, New York             10170
  ----------------------------------------             -----
  (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (646) 227-1600
                                                           --------------

                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On May 24, 2005, the Board of Directors of Advanced Communications Technologies, Inc. (the "Company") approved the issuance of 75,000,000 shares of the Company's common stock, no par value per share (the "Common Stock"), to each of Randall Prouty, Michael Finch, Wilbank Roche and Jonathan Lichtman, each a non-employee director of the Company, in recognition of the considerable time and effort that each has devoted to the Company's business since at least October 1999 without adequate compensation and without the protection of directors and officers liability insurance, the significant opportunities and benefits outside the Company that each otherwise would have been able to enjoy, and the significant progress that the Company has made with respect to the settlement of certain lawsuits and the acquisition of other companies (the "Stock Grants"). The Stock Grants were formally issued pursuant to the terms and conditions of the Company's 2005 Stock Plan (the "Plan") on June 29, 2005. The Company registered the shares of Common Stock issuable under the Plan under the Securities Act of 1933, as amended, on Form S-8 on June 27, 2005. The Company has entered into a grant instrument with each of the above-named directors in accordance with the Plan in the form attached as Exhibit 10.1 to this Current Report on Form 8-K. In addition, each of the above-named directors has entered into a Lock-Up Agreement with the Company with respect to the Stock Grants in the form attached as Exhibit 10.2 to this Current Report on Form 8-K.

         As previously reported on the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 13, 2005, the Company has entered into a Services Agreement with Wayne I. Danson and Danson Partners, LLC, a limited liability company of which Mr. Danson is a principal ("DPL"), pursuant to which Mr. Danson is serving as the Chief
Executive Officer, President and Chief Financial Officer of the Company. Pursuant to the Services Agreement, Mr. Danson or DPL was to receive a share bonus of 200,000,000 restricted, fully vested shares of the Company's Common Stock (the "Stock Bonus"). On June 29, 2005, the Stock Bonus was formally issued pursuant to the terms and conditions of the Plan. The Company has entered into a grant instrument with Mr. Danson in accordance with the Plan in the form attached as Exhibit 10.3 to this Current Report on Form 8-K. In addition, Mr. Danson has entered into a Lock-Up Agreement with the Company with respect to the Stock Bonus, the form of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

         Mr. Danson currently serves as a director of the Company and as an officer and director of certain subsidiaries of Pacific Magtron International Corp. ("PMIC"), a majority-owned subsidiary of the Company. As reported on PMIC's Current Report on Form 8-K filed with the SEC on May 12, 2005, PMIC and its wholly-owned subsidiaries Pacific Magtron, Inc., Pacific Magtron (GA), Inc., and Livewarehouse, Inc. have on May 11, 2005 filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code.

         Each of Messrs. Danson, Lichtman, Roche, Finch and Prouty has engaged in certain related party transactions with the Company. A brief description of such related party transactions is set forth under the caption "Part III - Item.
12. Certain Relationships and Related Transactions" in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2004 filed with the SEC on November 3, 2004, which disclosures are incorporated herein by reference. The Company's file number with the SEC under the Securities Exchange Act of 1934, as amended, is 000-30486.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

      10.1 Form of Grant Instrument under Advanced Communications Technologies, Inc. 2005 Stock Plan for Director

      10.2  Form of Lock-Up Agreement

      10.3 Form of Grant Instrument under Advanced Communications Technologies, Inc. 2005 Stock Plan for Wayne I. Danson

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

Dated:  July 6, 2005                  By: /s/ Wayne I. Danson
                                         ---------------------------------------
                                          Chief Executive Officer, President and
                                          Chief Financial Officer
                                          (principal financial officer)

                                  EXHIBIT INDEX

Exhibit Number    Description

  10.1            Form  of  Grant  Instrument   under  Advanced   Communications
                  Technologies, Inc. 2005 Stock Plan for Director

  10.2            Form of Lock-Up Agreement

  10.3            Form  of  Grant  Instrument   under  Advanced   Communications
                  Technologies, Inc. 2005 Stock Plan for Wayne I. Danson